BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Supplement to the Statement of Additional Information dated January 18, 2011

The following changes are made to the Statement of Additional Information of BlackRock International Value V.I. Fund (the “Fund), a series of BlackRock Variable Series Funds, Inc.

The section entitled “Investment Management and Other Service Arrangements” is revised as set forth below.

The subsection entitled “Information Regarding Portfolio Managers — Other Funds and Accounts Managed” is revised to add the following information with respect to each Fund as of November 30, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Robert Weatherston, CFA	3	5	3	0	0	0
	$2.93 Billion	$586.2 Million	$168.7 Million	$0	$0	$0

Brian Hall, CFA	2	3	0	0	0	0
	$2.49 Billion	$274 Million	$0	$0	$0	$0

The subsection entitled “Information Regarding Portfolio Managers — Portfolio Manager Compensation” is revised to add the following information with respect to each Fund as of November 30, 2010:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Robert Weatherston, CFA	BlackRock International	MSCI EAFE Index
Value V.I. Fund

Brian Hall, CFA	BlackRock International	MSCI EAFE Index
Value V.I. Fund

Shareholders should retain this Supplement for future reference.

Code# SAI-VAR-0111-SUP